WELCOME Venus Concept Analyst meeting Domenic Serafino CEO and Director Exhibit 99.1

Growth Drivers Chad Zaring CCO

A trusted hair solution. Equipped with unique features designed for maximum profitability and high patient satisfaction. NeoGraft® delivers the next generation of follicular unit extraction and implantation. VENUS CONCEPT MULTI-YEAR GROWTH DRIVERS Venus Bliss™ Non-invasive Lipolysis System. A Safe and Effective treatment resulting in Fat reduction of the Abdomen and flanks. An intelligent hair transplant technology. Combining cutting edge robotic and AI technology. ARTAS IX™ offers precise, efficient and repeatable harvesting, site-making and implantation functionalities in a single innovative platform.

MARKET OVERVIEW NON-SURGICAL FAT REDUCTION 2. American Society of Plastic Surgeons, 2019 Plastic Surgery Statistics Report 3. The Aesthetic Society, Aesthetic Plastic Surgery National Databank Statistics, 2019 1. Non-invasive Fat Reduction Market Size, Share & Trends Analysis Report By Technology Type (Cryolipolysis, Ultrasound, Low Level Lasers), By End Use, By Region, And Segment Forecasts, 2020 - 2027. (2020, June). Base year for estimate: 2019. Retrieved December 2, 2020, from https://www.grandviewresearch.com/industry-analysis/non-invasive-fat-reduction-market. FAT REDUCTION MARKET ESTIMATED AT $992M GLOBALLY 1 ESTIMATED CAGR OF 16.4% THROUGH 2027 1 CONSISTENTLY A TOP 5 MOST IN-DEMAND NON-SURGICAL PROCEDURE 3 13% OF PATIENTS ARE MALE, ONE OF THE HIGHEST PARTICIPATION RATES BY MEN IN AESTHETICS 3 NUMBER OF TREATMENTS PERFORMED PER YEAR HAS GROWN 15% SINCE 2015 2

VENUS BLISS - CLINICAL AND ECONOMIC VALUES

v Millions of patients have been treated for a wide variety of conditions worldwide Over 70 companies are developing a robotic technology to be used in medical intervention The medical robotics market could quadruple over the next 5 years Future is already here Robotics in medicine

Medtronic Mazor Assistive Guide (22) Force surgeon compliance with plan Intuitive da Vinci Surgeon Waldo (28) Transfer, scale and stabilize surgeons' movements Human Xtensions Motorized Laparoscopy (14) Augmented hand tool ARTAS iX™ Programmable automata (6) Implement programmed plan MAJOR CLASSIFICATIONS OF MEDICAL ROBOTICS

U.S. surgical robots market, by application, 2014-2025 (USD Million) The adoption of aesthetic robotics is inevitable Robotic technologies have become standard of care for many minimally invasive procedures. The ARTAS robot has introduced robotic technology into the field of hair restoration. Venus Concept will lead the way in driving deeper penetration of robotics into aesthetic procedures.

PHYSICIAN BIO Yael Halaas, MD, FACS SPECIALTIES: Primary & reconstructive rhinoplasty Medical and surgical treatment of hair loss EDUCATION: Medical Degree, Alpha Omega Alpha Cornell University Residency – Otolaryngology/Head & Neck Surgery Albert Einstein College of Medicine in NY 1 Year Fellowship, AAFPRS Facial Plastic & Reconstructive Surgery BOARD CERTIFICATIONS: American Board of Otolaryngology American Board of Facial Plastic & Reconstructive Surgery MEDICAL SOCIETIES: American Academy of Otolaryngology – Head & Neck Surgery New York County Medical Society New York Facial Plastic Surgery Society International Society for Hair Restoration Surgery

IoT DATA & BUSINESS INSIGHTS Anat Kotler Director Product Management

DATA COLLECTION, DASHBOARDS & REPORTS Each Device reports between 25-40 measurements on each treatment Data includes information about Tx. Date & Time,Tx. Duration, patient characteristics, Tx. Mode, body area, Temp. profile, energy settings, errors & more

DATA ANALYSIS, KPIs, METRICS & BUSINESS INSIGHTS

Covid-19 Dramatic effect is reflected in utilization drop between mid March and early May, 2020 UTILIZATION VOLUME, GLOBAL INSTALL BASE Data Captured on Dec 5, 2020

DATA BUSINESS INSIGHTS- UTILIZATION VOLUME BY TERITORRY

Venus Bliss

Active Install Base

IoT Data

Weekly Average No. Of Tx.	Weekly Average No. Of Tx.	Annual ROI (clinic)	3Year cumulated ROI
4.9	8.5	$270K	$810K
Laser Treatments	RF Treatments	*Based on: Laser Tx. Cost= $800 USD RF Tx. Cost = $150 USD	

*Estimated Average cost per Treatment, Treatment cost may vary

Venus Bliss

Top 20% performing clinics

IoT Data

Weekly Average No. Of Tx.	Weekly Average No. Of Tx.	Annual ROI (clinic)	3Year cumulated ROI
9.1	15.3	$498K	$1.49M
Laser Treatments	RF Treatments	*Based on: Laser Tx. Cost= $800 USD RF Tx. Cost = $150 USD	

*Estimated Average cost per Treatment, Treatment cost may vary

Aesthetic & Hair Restoration Robotic Technology Eric Selvik Director Product Management

ARTAS OVERVIEW

ARTAS iX

- ARTAS iX uses machine vision, AI, and robotics to automatically harvest and implant hair follicles in hair transplantation surgery.
- Replaces highly-repetitive 6-8 hr manual process with a highly-precise, highly-repeatable ~5hr automated solution.
- Eliminates provider fatigue and injuries inherent with long, repetitive manual procedures.
- Only true robotic system commercialized in aesthetic medicine.


ARTAS iX

ARTAS iX System

Robotic Harvesting

Stereoscopic, high speed vision system
- 44-micron resolution (~1/2 width of hair)
- 60 frames/second

AI identifies all hairs in field
- Lengths
- Direction in 3-D space
- Number of hairs per follicular unit (F1, F2, F3, etc)

AI selects best grafts and most efficient path
- # of hairs per FU
- Proper spacing per MD plan
- Pseudo-randomization – natural, no over-harvesting

Image-guided robotic treatment delivery
- Precise, repeatable, does not fatigue
- Safe: Stops if patient moves, waits until settled


PA-017-065
ARTAS
ARTAS iX User Interface


Tensioner ("Grid") with Fiducials

ARTAS iX Harvesting Video ARTAS iX System Play Harvest Video Eric with Voiceover

Implantation Update ARTAS iX System ARTAS iX System is cleared to implant hair follicles in hair transplantation surgery Improved speed, repeatability and workflow in Implantation Offering as upgrade on same basic COGS, increasing profit margin Dr. Chumak gave a video presentation at the International Society of Hair Restoration Surgeons (ISHRS) Annual Meeting in October on robotic implantation.

ISHRS Robotic Implantation Presentation ARTAS iX System Play Implantation Video - Dr Chumak

PHYSICIAN BIO Q&A DR. MAXIM CHUMAK Maxim Chumak, MD, ABFM, CAQ ABHR SPECIALTIES: Family Medicine Medical and surgical treatment of hair loss EDUCATION: Medical School - American University of Antigua College of Medicine, Doctor of Medicine Michigan State University, Residency in General Surgery Wayne State University, Henry Ford Hospital, Residency in Family Medicine BOARD CERTIFICATIONS: American Board of Family Medicine MEDICAL SOCIETIES: American Board of Hair Restoration Surgeons

VEROBOTICS Eric Selvik Director Product Management Oggie Petrovic Sr. Director R&D

ROBOCOR

Directional Skin Tightening

Tighten skin through dermal micro-coring and directional compression during healing

1. Remove up to 15% of skin in an area through excising hundreds of <1mm diameter dermal cores
2. Apply compression during healing

Results: Directional skin tightening without scarring

- Non-surgical skin tightening of 10-15% per treatment
- Initial target indications: upper arm lift, necklift, facelift, scars, stretchmarks, cellulite
- Anticipate ability to offer upgrade for each different indication at minimal COGS increase
- Consumable for each procedure


DERMAL MICRO-CORES REMOVED
BIO-MECHANICAL REMODELING
Epidermis
Dermis

The Future is Here - System Functionality Model Treatment Planning Using AI & Machine Learning Diagnostic Assessment with Advanced Imaging Image-guided Robotic Treatment Delivery Multi-modal machine vision and imaging Other diagnostics Personalized Treatment Plans Leverage data from VC IOT Precise, repeatable, consistent Contact-less, delegatable

OTHER ROBOTIC PRODUCTS

Current ARTAS Capabilities

1. Detects and targets <100 micron features on skin
2. Automatically aligns itself for ideal approach
3. Inserts 19G needle (~1.0 mm) into dermis at +/- 100 micron depth
4. Removes a dermal micro-core or delivers dermal hair graft at precise depth in proper 3-D orientation per Pre-op Patient Plan
    - Detects and avoids existing hairs, scars, other important features
    - Stops if patient moves; waits until settled

ARTAS iX currently does this 1000 times per hour

Injection Robot The Robotic Future of Injectables Machine Vision: Multi-modal diagnostic imaging provides 3-D model of patient facial anatomy. Image-guidance for safe, precise treatment delivery with fewer adverse events Machine Learning and AI: Teach robot to identify and analyze dermatologic features of interest Create a personalized treatment plan based on diagnostic information and desired outcome. Provide objective proof on efficacy Robotic Automation: Precise, accurate and safe image-guided delivery of the treatment plan, with minimal variability and human error Machine Vision, AI, and Robotics can provide significant improvements in the delivery of neurotoxins and volumizers

PRODUCT & TECHNOLOGY GROWTH DRIVERS Yoni Iger, PhD VP Regulatory, Science, Technology

The Problem The Need The Solution ROBOCOR – CONCEPT SCHEMATICS Loose Skin Directional Tightening Example: Robotic Precise Lifting, Firming & Smoothening

RoboCor – Robotic tx toward directional tightening Fractional Tissue Removal and healing Coring impact Normal heal (3d à x, y, z) x z y Healing process Normal skin Directional add using tension + stabilizer (2d à x, y, z)

Post Mechanical / Ablative Coring – B&A (2 Weeks Post, Swine Model) Different Coring Methods And Directional Impact Before Tx 4.3 cm After 3.5 cm (-19%) After 3.4 cm (-17%) Before 4.1 cm x z y

Process and content First 2 years - Robocor tasks Anatomical area Experimental treatment protocol Determination of directional impact, closure means, post treatment care Dedicated tx prototype - post % V&V Parameters fine tune and human clinical We are here Add on FTR tech DDD etc. Analysis and establishment of tx protocol for preferred coring Thin skin Anatomy Thick skin Anatomy Lesion type Dimensions Lesion type Dimensions

Direction Independent Direction Dependent Natural Wound Healing In Service Of RoboCor Inflammation Hemostasis Repair Injury Healed Tissue Inflammation Contains, neutralizes or dilutes the injury causing agent or lesion Homeostasis Blood loss containment Remodeling Maturation phase of repair reduce excess ECM and alignment t Minutes To Hours Hours To Days Days To Weeks Weeks To Months Remodeling Tissue Repair Proliferative phase establishes scaffold to support and rebuild tissue

Different Closures And Phenotype Impact Overall Impact – Preclinical Brief Top Closure Dermabond Glue Tegaderm Film Immediately post coring With closure Post closure removal Coring

Perceived Protocol ROBOCOR – TREATMENT STAGES Analysis Anatomical Analysis Impact Robotic Direct FTR Impact FTR per-se (or FTR +) Directional Closure Machine visualization (X, Y, +/- Z), AI, TX algorithm Wound Healing 4 Stages Mature Directionally Regenerated Tissue Wound Closure Analysis Anatomical Analysis Machine visualization, AI, maintenance (if required) Directional impact, closing means

Histological analysis – cross tissue section Actual impact and healing post FRACTIONAL TISSUE REMOVAL and closure 0 Weeks 2 Weeks 5 Weeks

Histological Analysis – Sectioning Parallel To Skin Surface x z y Actual Impact And Healing Post FRACTIONAL TISSUE REMOVEAL And Closure A B C D

ROBOCOR – GO TO MARKET PLAN

Technological, Clinical And Regulatory Milestones


POC
Soft Launch
US Launch
Tech And Prototypes Development; POC Animal
Clinical Prototype
RoboCor Product Development
Production and Limited Marketing
Production and Marketing
Q1
Q1
Q2
Q2
Q3
Q3
Q4
Q4
Q1
Q1
Q2
Q2
Q3
Q3
Q4
2021
Clinical - Safety
Clinical - Regulatory
2022
FDA Review Toward Clearance
Clinical Follow Up, PMS
CKO
FDA Sub
FDA Clearance
We Are Here

Tech/Clinical/Regulatory Plan

• Finalizing clinical prototype	Q1 2021
• Clinical safety	Q1 2021
• Clinical trial, MAG	Q2-Q4 2021
• FDA submission	Q4 2021
• Soft launch	Q4 2021
• US launch	Q2 2022

KOL Panel Dr. Sebastian Cotofana MD, PhD associate professor of anatomy in the Department of Clinical Anatomy at Mayo Clinic College of Medicine and Science Dr. Brian Kinney MD, FACS member of the Board of Directors of the American Society of Plastic Surgeons and a Past President of the Plastic Surgery Educational Foundation of the United States. Dr. Neil Sadick MD FAAD, FAACS, FACP, FACPh Clinical Professor of Dermatology at Weill Cornell Medical College, and President Elect of the International Society for Dermatologic Surgeons. Q&A